Filed under Rule 497(e)
Registration No. 033-08021

SunAmerica Equity Funds

AIG International Dividend Strategy Fund

AIG Japan Fund

Class C Shares

(each, a “Fund” and together, the “Funds”)

Supplement dated December 21, 2017, to the Funds’ Prospectus and Statement of Additional Information (“SAI”),

as supplemented and amended to date

Effective March 1, 2018, the following changes are made to the Funds’ Prospectus and SAI:

The fourth bullet in the section of the Prospectus entitled “Shareholder Account Information – Selecting a Share Class – Class C” is deleted in its entirety and replaced with the following:

•	Automatic conversion to Class A shares approximately ten years after purchase.

The section of the Prospectus entitled “Shareholder Account Information – Taxability of Transactions” is deleted in its entirety and replaced with the following:

Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class C shares, you will not have a taxable event when they convert into Class A shares. An exchange of shares you currently hold in one class of the Fund for shares of another class of the Fund will generally not constitute a taxable transaction for federal income tax purposes. You should talk to your tax adviser before making an exchange.

The third paragraph in the section of the SAI entitled “Exchange Privilege” is deleted in its entirety and replaced with the following:

A shareholder who acquires Class C shares through an exchange from another of SAMF will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class C shares to Class A.

The fourth paragraph in the section of the SAI entitled “Description of Shares” is deleted in its entirety and replaced with the following:

All classes of shares of a given Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class A shares are subject to an initial sales charge and a distribution fee; (iii) Class C shares are subject to a CDSC and a distribution fee; (iv) Class C shares convert automatically to Class A shares on the 19th day (or next business day following the 19th) of the month ten years after the purchase of such Class C shares; (v) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class C shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan; (vi) Class I shares and Class W shares are not subject to any sales charge or any distribution fee; and (vii) each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other SAMFs, not including SASFR where exchanges are only permitted for Class A shares, that offers that class. All shares of the Trust issued and outstanding and all shares offered by each Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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